UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2011

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS	02210-2019
(Address of Principal Executive Offices)	(Zip Code)

(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting of stockholders of Cabot Corporation (the “Company”) held on March 10, 2011, the Company’s stockholders approved the Cabot Corporation Short-Term Incentive Compensation Plan (the “Plan”). Under the Plan, officers designated by the Compensation Committee of the Company’s Board of Directors may receive annual cash incentive compensation determined by the satisfaction of pre-established performance goals. Performance-based incentive cash awards for fiscal 2012 intended to be exempt performance-based compensation under Section 162(m) of the U.S. Internal Revenue Code, as amended, will be made under the Plan. A brief description of the terms and conditions of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 28, 2011 under the heading “Proposal 4 – Approval of Short-Term Incentive Compensation Plan,” and such description is incorporated herein by reference. A copy of the Plan is included as Appendix A to the proxy statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

As described in Item 5.02 above, on March 10, 2011, the Company held its annual meeting of stockholders pursuant to notice duly given. The Company’s stockholders voted on the following five proposals and cast their votes as set forth below.

1. All of the Board’s nominees for director were elected to the class of directors whose terms expire in 2014 by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Votes

Juan Enriquez-Cabot	52,771,778	1,207,503	140,522	4,517,076

Gautam S. Kaji	52,125,842	1,515,139	478,822	4,517,076

Henry F. McCance	51,696,769	2,192,837	230,197	4,517,076

Patrick M. Prevost	52,424,183	1,444,307	251,313	4,517,076

In addition to the directors elected at the meeting to the class of directors whose terms expire in 2014, the terms of office of the following directors continued after the meeting: John S. Clarkeson, Roderick C.G. MacLeod, John K. McGillicuddy, John F. O’Brien, Ronaldo H. Schmitz, Lydia W. Thomas and Mark S. Wrighton. Arthur L. Goldstein retired at the annual meeting.

2. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

For:	48,566,549

Against:	3,307,580

Abstain:	2,245,674

Broker Non-Votes:	4,517,076

3. The Company’s stockholders recommended, as set forth below, the frequency with which the Company should hold its advisory vote on executive compensation:

One Year:	32,887,866

Two Years:	1,695,024

Three Years:	17,295,659

Abstain:	2,241,254

Broker Non-Votes:	4,517,076

In light of these voting results, the Company’s Board of Directors has decided to hold its advisory vote on the compensation of named executive officers annually until the next frequency vote. A frequency vote is required to be held at least once every six years.

4. The Company’s stockholders approved the Cabot Corporation Short-Term Incentive Compensation Plan by the votes set forth in the table below:

For:	51,108,112

Against:	1,656,374

Abstain:	1,355,317

Broker Non-Votes:	4,517,076

5. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011 by the votes set forth in the table below:

For:	58,354,260

Against:	238,034

Abstain:	44,585

The proposal to ratify the appointment of Deloitte & Touche LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Brian A. Berube
Name:	Brian A. Berube
Title:	Vice President and General Counsel

Date: March 15, 2011